Fiscal 2024 Third Quarter Results DECEMBER 3, 2024

© Core & Main All Rights Reserved. Confidential and Proprietary Information. 2 CAUTIONARY STATEMENTS Cautionary Note Regarding Forward-Looking Statements This presentation and accompanying discussion may include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, all statements other than statements of historical or current facts relating to our intentions, beliefs, assumptions or current expectations concerning, among other things, our future results of operations and financial position, business strategy and plans and objectives of management for future operations, including, among others, statements regarding expected growth, future capital expenditures, capital allocation and debt service obligations, and the anticipated impact on our business. Som e of the forward-looking statements can be identified by the use of forward-looking terms such as “believes,” “expects,” “may,” “will,” “shall,” “should,” “would,” “could,” “seeks,” “aims,” “projects,” “is optimistic,” “intends,” “plans,” “estimates,” “anticipates” or the negative versions of these words o r other comparable terms. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be outside our control. We caution you that forward-looking statements are not guarantees of future performance or outcomes and that actual performance and outcomes, including, without limitation, our actual results of operations, financial condition and liquidity, and the development of the market in which we operate, may differ materially from those made in or suggested by the forward-looking statements contained in this presentation. In addition, even if our results of operations, financial condition, cash flows and the development of the market in which we operate, are consistent with the forward-looking statements contained in this presentation, those results or developments may not be indicative of results or developments in subsequent periods. A number of important factors, including, without limitation, the risks and uncertainties discussed under the captions “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended January 28, 2024 (“Annual Report on Form 10-K”) and other factors discussed in our filings with the United States Securities and Exchange Commission, could cause actual results and outcomes to differ materially from those reflected in the forward-looking statements. Furthermore, new risks and uncertainties emerge from time to time, and it is not possible for us to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this presentation. Factors that could cause actual results and outcomes to differ from those reflected in forward-looking statements include, without limitation: declines, volatility and cyclicality in the U.S. residential and non-residential construction markets; slowdowns in municipal infrastructure spending and delays in appropriations of federal funds; our ability to competitively bid for municipal contracts; price fluctuations in our product costs; our ability to manage our inventory effectively, including dur ing periods of supply chain disruptions; risks involved with acquisitions and other strategic transactions, including our ability to identify, acquire, close or integrate acquisition targets successfully; the fragmented and highly competitive markets in which we compete and consolidation within our industry; the development of alternatives to distributors of our products in the supply chain; our ability to hire, engage and retain key personnel, including sales representatives, qualified branch, district and regional managers and senior management; our ability to identify, develop and maintain relationships with a sufficient number of qualified suppliers and the potential that our exclusive or restrictive supplier distribution rights are terminated; the availability of freight; the ability of our customers to make payments on credit sales; changes in supplier rebates or other terms of our supplier agreements; our ability to identify and introduce new products and product lines effectively; the spread of, and response to public health crises and the inability to predict the ultimate impact on us; costs and potential liabilities or obligations imposed by environmental, health and safety laws and requirements; regulatory change and the costs of compliance with regulation; changes in stakeholder expectations in respect of environmental, social and governance and sustainability practices; exposure to product liability, construction defect and warranty claims and other litigation and legal proceedings; potential harm to our reputation; difficulties with or interruptions of our fabrication services; safety and labor risks associated with the distribution of our products; interruptions in the proper functioning of our and our third-party service providers’ information technology systems, including from cybersecurity threats; impairment in the carrying value of goodwill, intangible assets or other long-lived assets; our ability to continue our customer relationships with short-term contracts; risks associated with exporting our products internationally; our ability to maintain effective internal controls over financial reporting and remediate any material weaknesses; our indebtedness and the potential that we may incur additional indebtedness that might restrict our operating flexibility; the limitations and restrictions in the agreements governing our indebtedness, the Amended and Restated Limited Partnership Agreement of Core & Main Holdings, LP as amended, and the Tax Receivable Agreements (each as defined in our Annual Report on Form 10-K); increases in interest rates; changes in our credit ratings and outlook; our ability to generate the significant amount of cash needed to service our indebtedness; our organizational structure, including our payment obligations under the Tax Receivable Agreements, which may be significant; our ability to sustain an active, liquid trading market for our Class A common stock; and risks related to other factors described under “Risk Factors” in our Annual Report on Form 10-K . These factors are not exhaustive, and new factors may emerge or changes to the foregoing factors may occur that could impact our business. Except to the extent required by law, we undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, which speak only as of the date of this presentation. Use of Non-GAAP Financial Measures In addition to providing results that are determined in accordance with accounting principles generally accepted in the United States of America (“GAAP”), we present EBITDA, Adjusted EBITDA, Adjusted EBITDA margin, Operating Cash Flow Conversion and Net Debt Leverage, all of which are non-GAAP financial measures. These measures are not considered measures of financial performance or liquidity under GAAP and the items excluded therefrom are significant components in understanding and assessing our financial performance or liquidity. These measures should not be considered in isolation or as alternatives to GAAP measures such as net income or net income attributable to Core & Main, Inc., as applicable, cash provided by or used in operating, investing or financing activities, or other financial statement data presented in the financial statements as an indicator of our financial performance or liquidity. We use EBITDA, Adjusted EBITDA, Adjusted EBITDA margin, Operating Cash Flow Conversion and Net Debt Leverage to assess the operating results and effectiveness and efficiency of our business. We present these non-GAAP financial measures because we believe investors consider them to be important supplemental measures of performance, and we believe that these measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry. Non-GAAP financial measures as reported by us may not be comparable to similarly titled metrics reported by other companies and may not be calculated in the same manner. These measures have limitations as analytical tools, and you should not consider them in isolation or as substitutes for analysis of our results as reported under GAAP. Reconciliations of such non- GAAP measures to the most directly comparable GAAP measure and calculations of the non-GAAP measures are set forth in the appendix of this presentation. No reconciliation of the estimated range for Adjusted EBITDA, Adjusted EBITDA margin or Operating Cash Flow Conversion for fiscal 2024 are included herein because we are unable to quantify certain amounts that would be required to be included in net income attributable to Core & Main, Inc. or cash provided by or used in operating activities, the most directly comparable GAAP measures, without unreasonable efforts due to the high variability and difficulty to predict certain items excluded from Adjusted EBITDA. Consequently, we believe such reconciliation would imply a degree of precision that would be misleading to investors. In particular, the effects of acquisition expenses cannot be reasonably predicted in light of the inherent difficulty in quantifying such items on a forward-looking basis. We expect the variability of these excluded items may have an unpredictable, and potentially significant, impact on our future GAAP results. Presentation of Financial Information The accompanying financial information presents the results of operations, financial position and cash flows of Core & Main, Inc. (“Core & Main” or the “Company”) and its subsidiaries, which includes the consolidated financial information of Core & Main Holdings, LP, a Delaware limited partnership (“Holdings”), and its consolidated subsidiary, Core & Main LP, as the legal entity that conducts the operations of the Company. Core & Main is the primary beneficiary and general partner of Holdings and has decision making authority that significantly affects the economic performance of the entity. As a result, Core & Main consolidates the consolidated financial statements of Holdings. All intercompany balances and transactions have been eliminated in consolidation. The Company records non-controlling interests related to Partnership Interests (as defined in our Annual Report on Form 10- K) held by the Continuing Limited Partners (as defined in our Annual Report on Form 10-K) in Holdings. The Company’s fiscal year is a 52 or 53-week period ending on the Sunday nearest to January 31st. Quarters within the fiscal year include 13-week periods, unless a fiscal year includes a 53rd week, in which case the fourth quarter of the fiscal year will be a 14-week period. Each of the three months ended October 27, 2024 and three months ended October 29, 2023 included 13 weeks and each of the nine months ended October 27, 2024 and nine months ended October 29, 2023 included 39 weeks. The current fiscal year ending February 2, 2025 (“fiscal 2024”) includes 53 weeks.

© Core & Main All Rights Reserved. Confidential and Proprietary Information. 3 TODAY’S PRESENTERS Steve LeClair Chair & CEO Mark Witkowski Chief Financial Officer Robyn Bradbury SVP, Finance & Investor Relations

Business Update STEVE LECLAIR

© Core & Main All Rights Reserved. Confidential and Proprietary Information. Q3 2024 BUSINESS UPDATE 5 Emerging Themes in Water Cash Flow & Capital Allocation End Markets & Operations Growth & Margin Initiatives ▪ Existing water supply already stressed ▪ Heightened demand for water from population growth and industrialization ▪ Existing water infrastructure is beyond its useful life ▪ Recent improvement in funding catalysts ▪ Macro environment largely unchanged from Q2; end markets continue to be stable ▪ Funding from the Infrastructure Investment and Jobs Act gaining momentum ▪ Minimal business disruption despite Hurricanes Helene and Milton ▪ Product, customer and geographic expansion initiatives continue to outpace core end market growth ▪ Opened new facilities in Hayden, Idaho and Chattanooga, Tennessee to expand geographic reach ▪ Drove strong initiative execution to expand gross margins sequentially from Q2 ▪ Generated robust operating cash flow, supporting capital allocation strategy ▪ Investment in growth continues to be top priority; M&A pipeline is healthy and active ▪ Q3 share repurchases totaled $100M, or 2.46 million shares

© Core & Main All Rights Reserved. Confidential and Proprietary Information. Status Closed August 2024 Closed September 2024 Closed September 2024 Closed October 2024 Closed November 2024 # of Locations 2 4 1 1 1 Geography Ontario, Canada Florida, Georgia & Mississippi Texas New Jersey New Jersey Product Lines Pipes, Valves & Fittings Storm Drainage Geosynthetics & Erosion Control Pipe, Valves & Fittings Meters Pipe, Valves & Fittings Meters Fire Protection 6 DRIVING SUSTAINABLE GROWTH THROUGH M&A GroGreen Solutions Green Equipment Company Eastcom AssociatesHM Pipe Products International Expansion ARGCO Northeast Completed 5 Acquisitions with Combined Annualized Net Sales of ~$150M

© Core & Main All Rights Reserved. Confidential and Proprietary Information. 7 Leading position with size and scale in a highly fragmented market Strong value proposition in an industry with secular tailwinds Multiple levers to drive organic growth and margin expansion Proven ability to execute and integrate acquisitions Differentiated service offerings enhanced by proprietary technology tools Resilient financial profile with strong cash generation and attractive return characteristics OUR INVESTMENT HIGHLIGHTS

Financial Results MARK WITKOWSKI

© Core & Main All Rights Reserved. Confidential and Proprietary Information. 9 Q3 2024 FINANCIAL RESULTS Net Sales Gross Profit Adjusted EBITDA(1) Diluted Earnings Per Share (1) Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. Refer to the appendix of the presentation for a reconciliation to the nearest GAAP measure. $1,827 $2,038 Q3'23 Q3'24 $494 $543 Q3'23 Q3'24 $260 $277 Q3'23 Q3'24 +12% 27.0%% Margin (40 bps) 26.6% +10% 14.2%% Margin (60 bps) 13.6% +7% Driving Continued Growth & Market Share Gains ($ in Millions) ($ in Millions) ($ in Millions) $0.65 $0.69 Q3'23 Q3'24 +6%

© Core & Main All Rights Reserved. Confidential and Proprietary Information. $277 $40 ($35) ($23) $1 $260 Q3'24 Adjusted EBITDA Working Capital Interest Taxes Other Q3'24 Operating Cash Flow Operating Cash Flow Capital Structure 10 CASH FLOW & BALANCE SHEET (1) Adjusted EBITDA is a non-GAAP financial measure. Refer to the appendix of the presentation for a reconciliation to the nearest GAAP measure. (2) Represents operating cash taxes paid to the IRS and other state & local taxing authorities. Does not inc lude the portion of our tax obligation distributed to non-controlling interest holders as a financing cash outflow. (3) Carries interest at term secured overnight financing rate ("Term SOFR") plus a margin ranging from 125 to 175 basis points, depending on borrowing capacity. (4) Net Debt Leverage represents gross consolidated debt net of cash & cash equivalents divided by Adjusted EBITDA for the last twelve months, which is a non-GAAP financial measure. Refer to the appendix of the presentation for a reconciliation to the nearest GAAP measure. (5) Does not give pro forma effect to acquisitions. Facility Maturity Interest Rate As of 10/27/24 Senior ABL Credit Facility 2/9/29 S + 125(3) 235 Senior Term Loan due 2028 7/27/28 S + 200 1,451 Senior Term Loan due 2031 2/9/31 S + 225 744 Total Debt $2,430 Net Debt Leverage(4)(5) 2.7x Total Liquidity $1,000 YTD Capital Allocation Robust Cash Flow and Strategic Approach to Capital Allocation ($ in Millions) Acquisitions ($722M) Share Repurchases ($121M) Capital Expenditures ($24M) Debt Service ($17M) $884M (1) (2)

© Core & Main All Rights Reserved. Confidential and Proprietary Information. FISCAL 2024 OUTLOOK 11 Considerations ▪ Raising outlook primarily due to the addition of recent acquisitions ▪ Expect end markets to remain steady through year-end ▪ Pricing environment expected to remain sequentially stable ▪ Continue to expect gross margins will sustain in the mid-26% range ▪ Operating cash flow conversion remains strong ▪ Committed to returning capital to shareholders and maintaining a flexible balance sheet Metric Prior FY24 Outlook Current FY24 Outlook Net Sales % Growth vs. FY23 $7.30B - $7.40B +8.9% to +10.4% $7.35B - $7.45B +9.7% to +11.2% Adjusted EBITDA(1) % Growth vs. FY23 $900M - $930M -1.1% to +2.2% $915M - $935M +0.5% to +2.7% Adjusted EBITDA Margin(1) 12.3% - 12.6% 12.4% - 12.6% Operating Cash Flow Conversion(1)(2) 65% - 75% 65% - 75% End Market Assumptions % of Net Sales Current FY24 Outlook Residential ~20% Mid Single Digit Non-Residential ~38% Low Single Digit Municipal ~42% Low Single Digit Expect Notable Growth & Cash Flow Generation (1) Adjusted EBITDA, Adjusted EBITDA margin and Operating Cash Flow Conversion are non-GAAP financial measures. Refer to “Use of Non-GAAP Financial Measures” for a discussion regarding the lack of a reconciliation of these estimated ranges (2) Defined as net cash provided by (used in) operating activities divided by Adjusted EBITDA for the period presented.

© Core & Main All Rights Reserved. Confidential and Proprietary Information. 60 – 70% Operating Cash Flow Conversion 30 – 50 bps Adjusted EBITDA Margin Enhancement +2 – 4% Growth from Acquisitions +2 – 4% Organic Above Market Volume Growth +2 – 4% Market Volume Growth Fusible HDPE Solutions Treatment Plant Greenfield Expansion ANNUAL VALUE CREATION TARGETS Multiple Levers to Drive Sustain ble Growth and Margin Expansion Over the Long Term Long-Term Value Creation Targets Remain Intact 12

Appendix

© Core & Main All Rights Reserved. Confidential and Proprietary Information. 17% 14 CORE & MAIN SNAPSHOT Key Stats Market Reach $9.0B Market Cap(1) $7.2B LTM Q3’24 Net Sales $911M LTM Q3’24 Adjusted EBITDA(2) 350+ Branches ~5,500 Employees 49 States 60K+ Customers ~5,000 Suppliers 200K+ SKUs Market Share Product Mix $39B TAM(3) 67% 15% 10% 8% Pipes, Valves, & Fittings Storm Drainage Fire Protection Meters 42% 38% 20% Municipal Non-Residential Residential 50%50% New Construction Repair & Replacement Market Mix New Construction vs. Repair & Replace (1) As of October 27, 2024. (2) Adjusted EBITDA is a non-GAAP financial measure. Refer to page 18 for a reconciliation to the nearest GAAP measure. (3) Based on independent third-party research and management estimates. Leader in Advancing Reliable Infrastructure with Local Service, Nationwide $680M LTM Q3’24 Operating Cash Flow Branch locations Headquarters

© Core & Main All Rights Reserved. Confidential and Proprietary Information. PRODUCT & SERVICE OFFERING 15

© Core & Main All Rights Reserved. Confidential and Proprietary Information. CAPITAL ALLOCATION FRAMEWORK 16 Priority Uses for Capital Organic Growth & Operational Initiatives M&A Share Repurchases or Dividends Significant Cash Generation with a Focus on Fueling Growth & Shareholder Returns ▪ Expect future capital expenditures to average ~0.5% – 0.6% of net sales ▪ Maintain a robust M&A pipeline and a disciplined approach to sourcing, acquiring and integrating businesses ▪ Deploy surplus capital towards share repurchases and/or, subject to board approval, dividends Operating Cash Flow Target ~60% – 70% of Adjusted EBITDA Maintain Flexible Balance Sheet with Net Debt Leverage Target of 1.5x – 3.0x

© Core & Main All Rights Reserved. Confidential and Proprietary Information. ▪ Landscape & Construction Supplies ▪ UPSCO ▪ Midwest Pipe Supply ▪ Foster Supply ▪ D'Angelo Company ▪ Enviroscape ▪ Granite Water Works ▪ Lee Supply Company ▪ Minnesota Pipe & Equipment ▪ STL Fab & Supply ▪ DOT Sales ▪ Finish Line Systems ▪ DCL Fabrication & Supply ▪ Maskell Pipe & Supply ▪ Long Island Pipe Supply ▪ J&J Supply / Erosion Resources & Supply ▪ R&B Company ▪ Water Works Supply ▪ Triple T Pipe & Supply ▪ Pacific Pipe ▪ L&M Bag and Supply ▪ CES Industrial Piping Supply ▪ Catalone Pipe & Supply ▪ Dodson Engineered Products ▪ Lock City Supply ▪ Earthsavers Erosion Control ▪ Inland Water Works Supply ▪ Trumbull ▪ Distributors ▪ Lanier Municipal Supply Co. ▪ Eastern Supply ▪ Dana Kepner ▪ ACF West ▪ EGW Utilities ▪ Geothermal Supply Company ▪ HM Pipe Products ▪ GroGreen Solutions ▪ Green Equipment Company ▪ Eastcom Associates ▪ ARGCO Northeast 17 COMPOUNDING GROWTH THROUGH M&A ▪ Significant opportunity to fill existing geographies and product lines or expand into new geographies and product lines ▪ Ability to access attractive markets, new technologies and product innovations ▪ Diligent assessment of macro growth trends and competitive landscape ▪ Our size, scale and differentiated capabilities drives immediate synergistic value with a focus on people, process and strategy ▪ Past synergies have driven highly attractive returns on capital and support shareholder value creation ▪ Successful track record of retaining and promoting management and associates of acquired companies ▪ Our “local service, nationwide” philosophy incentivizes acquired companies to be entrepreneurial, making decisions grounded in a customer-centric approach Maximize Market Presence Drive Value Creation Leverage Entrepreneurial Culture 2017 2018 2019 2020 2021 2022 2023 2024 YTD Completed 10 Acquisitions YTD with Combined Annualized Net Sales of ~$620M

© Core & Main All Rights Reserved. Confidential and Proprietary Information. RECONCILIATION OF NON-GAAP MEASURES 18 (1) Includes depreciation of certain assets which are reflected in “cost of sales” in our Statement of Operations. (2) Represents expenses associated with acquisition activities, including transaction costs, post-acquisition employee retention bonuses, severance payments and expense recognition of purchase accounting fair value adjustments (excluding amortization). (3) Represents costs related to secondary offerings reflected in SG&A expenses in our Statement of Operations. ($ in Millions) Adjusted EBITDA & Adjusted EBITDA Margin Three Months Ended Nine Months Ended Twelve Months Ended Three Months Ended October 27, 2024 October 29, 2023 October 27, 2024 October 29, 2023 October 27, 2024 October 29, 2023 Net income attributable to Core & Main, Inc. 133$ 112$ 347$ 308$ 410$ 362$ Plus: net income attributable to non-controlling interest 7 46 20 147 33 177 Net income 140 158 367 455 443 539 Depreciation and amortization (1) 46 38 137 111 175 147 Provision for income taxes 47 39 122 110 140 130 Interest expense 36 20 106 59 128 79 EBITDA 269$ 255$ 732$ 735$ 886$ 895$ Equity-based compensation 4 3 11 8 13 10 Acquisition expenses (2) 4 1 8 4 10 6 Offering expenses (3) - 1 - 3 2 3 Adjusted EBITDA 277$ 260$ 751$ 750$ 911$ 914$ Adjusted EBITDA Margin: Net Sales 2,038$ 1,827$ 5,743$ 5,262$ 7,183$ 6,636$ Adjusted EBITDA / Net Sales 13.6% 14.2% 13.1% 14.3% 12.7% 13.8%

© Core & Main All Rights Reserved. Confidential and Proprietary Information. RECONCILIATION OF NON-GAAP MEASURES 19 ($ in Millions) Net Debt Leverage October 27, 2024 October 29, 2023 Senior ABL Credit Facility due February 2029 235$ -$ Senior Term Loan due July 2028 1,451 1,466 Senior Term Loan due February 2031 744 - Total Debt 2,430 1,466 Less: Cash & Cash Equivalents (10) (101) Net Debt 2,420$ 1,365$ Twelve Months Ended Adjusted EBITDA 911 914 Net Debt Leverage 2.7x 1.5x As of